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                                                   NOVEMBER 30 SUPPLEMENT TO THE
                                                       TRAVELERS VINTAGE ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2001



The Death Benefit section is amended by adding the following:

ENHANCED DEATH BENEFIT FOR CONTRACTS ISSUED BEFORE JUNE 1, 1997

IF THE ANNUITANT DIES BEFORE AGE 75 AND BEFORE THE MATURITY DATE, the Company will pay to the beneficiary a death benefit equal to the greater of (1) the guaranteed death benefit, or (2) the contract value less any applicable premium tax or outstanding loans.

The guaranteed death benefit is equal to the purchase payments made to the Contract (minus surrenders and applicable premium tax) increased by 5% on each contract date anniversary, but not beyond the contract date anniversary following the annuitant's 75th birthday, with a maximum guaranteed death benefit of 200% of the total purchase payments minus surrenders and outstanding loans and minus applicable premium tax.

IF THE ANNUITANT DIES ON OR AFTER AGE 75, BUT BEFORE AGE 85 AND BEFORE THE MATURITY DATE, the Company will pay to the beneficiary a death benefit in an amount equal to the greater of (1) the guaranteed death benefit as of the annuitant's 75th birthday, plus additional purchase payments, minus surrenders and applicable premium tax; or (2) the contract value less any applicable premium tax and outstanding loans.

IF THE ANNUITANT DIES ON OR AFTER AGE 85 BUT BEFORE THE MATURITY DATE, the Company will pay to the beneficiary a death benefit equal to the contract value less any applicable premium tax and outstanding loans.




L-12253-DB                                                    November 30, 2001